Fees Summary	Nov. 26, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 454,250,000
Previously Paid Amount	0
Total Fee Amount	69,545.68
Total Offset Amount	0
Net Fee	$ 69,545.68